UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2007

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

Not Applicable

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

Attached hereto as Exhibit 99 is a copy of the press release announcing Mannatech’s optimism about its fourth quarter results at its Annual Presidential Associates Planning Summit.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99*	Press release dated January 4, 2007 entitled “Mannatech Expresses Optimism and Announces New US Patent”

*Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: January 9, 2007	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher
Senior Vice President and
Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit

99*	Press release dated January 4, 2007 entitled “Mannatech Expresses Optimism and Announces New US Patent”

*Filed herewith.